Cactus | 1 March 2026 Investor Presentation Cactus, Inc. (NYSE: WHD) Exhibit 99.1

Cactus | 2 Important Disclosures Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA Margin with respect to Cactus and Cactus International (each of which is defined below), which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of EBITDA, Adjusted EBITDA and Transaction Adjusted EBITDA to net income, the most directly comparable measure calculated in accordance with GAAP, and calculations of Adjusted EBITDA margin, are provided in the Appendix included in this presentation. This presentation includes certain guidance for the non-GAAP financial measure Adjusted EBITDA Margin for Pressure Control and for Spoolable Technologies, and the non- GAAP financial measure Adjusted EBITDA for Corporate and Other. We are unable to reconcile these measures to their nearest GAAP measure without unreasonable efforts because we are unable to predict with reasonable certainty the actual impact of items included in the most directly comparable GAAP financial measure. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Information Presented On February 28, 2023, Cactus, Inc., through one of its subsidiaries, acquired the FlexSteel business through a merger (the “FlexSteel Merger”) with HighRidge Resources, Inc. and its subsidiaries (“HighRidge”). On February 27, 2023, in order to facilitate the FlexSteel Merger with HighRidge, an internal reorganization was completed in which Cactus Companies, LLC (“Cactus Companies”), a newly formed wholly-owned subsidiary of Cactus, Inc., acquired all of the outstanding units representing ownership interests in Cactus Wellhead, LLC, the operating subsidiary of Cactus, Inc. (the “CC Reorganization”). FlexSteel Holdings, Inc. was a wholly-owned subsidiary of HighRidge prior to the FlexSteel Merger and was subsequently converted into a limited liability company, contributed from HighRidge to Cactus Companies as part of the CC Reorganization and is now named FlexSteel Holdings, LLC (“FlexSteel”).Unless otherwise specifically noted herein or the context otherwise requires, information set forth herein with respect to periods prior to February 28, 2023 does not include the information of HighRidge and the FlexSteel business. Accordingly, unless otherwise specifically noted herein or the context otherwise requires, information with respect to Cactus, Inc. and its consolidated subsidiaries (the “Company”, “we”, “us”, “our” and “Cactus”) for the periods prior to February 28, 2023 refers only to Cactus prior to the FlexSteel Merger and does not include results and other information associated with HighRidge and the FlexSteel business. Information with respect to Cactus for periods subsequent to February 28, 2023 includes the results of Cactus’ Spoolable Technologies segment, which is comprised of the FlexSteel business. On January 1, 2026, Cactus, Inc., through a subsidiary, acquired 65% of the limited liability company membership interests in Baker Hughes Pressure Control LLC ("Cactus International"), which holds Baker Hughes Company's former surface pressure control business, as described in Cactus, Inc.'s Current Report on Form 8-K filed January 2, 2026 (the "Cactus International Transaction"). Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been prepared and are expected to be filed with the Securities and Exchange Commission (the "SEC") within the prescribed time frame. However, such financial statements do not include all financial information needed to calculate the EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International. Therefore, unless otherwise noted, the financial information in this presentation related to Cactus International has been prepared based on information provided by Baker Hughes Holdings LLC and its affiliates, which has not been confirmed by Cactus and has not been audited. None of Baker Hughes Company or its affiliates or any of its or their affiliates' respective representatives have any responsibility for the content of this presentation. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding the Cactus International Transaction, Cactus International financial information, our strategy, future operations, financial position, expected revenue, EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin, projected costs, pro forma financial profile, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “guidance,” “outlook,” “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the FlexSteel business or Cactus International, and our ability to realize the expected benefits and synergies of the Cactus International Transaction. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in Cactus, Inc.’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and the other documents that Cactus, Inc. files from time to time with the SEC. These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information.

Cactus | 3 Scott Bender Chairman and CEO Served as Chairman & CEO since 2023 and previously served as CEO since co-founding Cactus in 2011 Steve Tadlock EVP and Chief Executive Officer of Cactus International and Spoolable Technologies Served as CEO of Cactus International since 2026 and as CEO of Spoolable Technologies since 2023; previously served as CFO from 2019 through 2023 Joel Bender President Served as Director & President since 2023 and previously served as COO since co-founding Cactus in 2011 Jay Nutt EVP and Chief Financial Officer Served as CFO since joining Cactus in 2024. Previously served as CFO of ChampionX Corporation Steven Bender Chief Operating Officer Served as COO since 2023 and previously served as VP, Operations since 2011 William Marsh EVP and General Counsel Served as General Counsel since joining Cactus in 2022. Previously served as Chief Legal Officer of Baker Hughes Company Experienced Executive Team

Cactus | 4 Investment Highlights Through-Cycle Outperformance A Leading Pure Play Equipment Solutions Provider for Onshore Markets1 Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience2 Dynamic Operating and Manufacturing Capabilities3 Strong Margins and Free Cash Flow Generation4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships5

Cactus | 5 Products & Operations Overview 33.4% Margin 37.1% Margin Wellhead Systems Production Trees Spoolable Pipe Frac Stacks Completion Equip. Fittings Cactus Provides Service, Installation & Maintenance for its Equipment Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling, completion and production efficiencies while enhancing safety

Historical Financial Overview

2025[1] Revenue by Segment



Spoolable Technologies 34%
Pressure Control 66%

2024 Revenue by Geography (Including Cactus International[4])



International 34%
U.S. 66%

Revenue[1]

($ in millions)



$349
$439
$688
10 months of Spoolable Technologies
$1,097
$340
$757
$1,130
$407
$724
$1,079
$368
$717
2020
2021
2022
2023
2024
2025

Adjusted EBITDA[1][2]

($ in millions)



$121
$120
$228
10 Months of Spoolable Technologies
$398
$392
$353
2020
2021
2022
2023
2024
2025

	2020	2021	2022	2023	2024	2025
Adj. EBITDA[2] as % of Revenue	35%	27%	33%	36%	35%	33%

Adjusted EBITDA[2] – Net Capital Expenditures[3] as % of Revenue[1]



30%
25%
29%
33%
32%
29%
2020
2021
2022
2023
2024
2025

1) Corporate elimination revenue excluded from segment results but included in consolidated revenue indicated. 2023 revenue includes Spoolable Technologies revenue from the close of the FlexSteel Merger on February 28, 2023.
2) 2023 Adj. EBITDA includes Spoolable Technologies results from the close of the FlexSteel Merger on February 28, 2023. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP
3) Net Capital Expenditures equals net cash flows from investing activities excluding cash outflow for the acquisition of FlexSteel

Note: Historical financial data prior to March 2023 shown not inclusive of Spoolable Technologies, given the FlexSteel Merger occurred on Feb 28, 2023

4) Reflects 2024 results. Represents the sum of Cactus results and Cactus International results (on a 100% basis, though Cactus' initial ownership in the JV is 65%). Financial information reflects each standalone business before giving effect to the acquisition or transactions in connection with the acquisition and excludes any pro forma adjustments. International defined as non-U.S. revenue.

Source: Company filings

Cactus | 6

Differentiated Margin Profile Through the Cycle

Total Adjusted EBITDA Margin (2014 – 2025)(1)(2)



34%
23%
13%
13%
13%
Cactus
Peer A
Peer B
Peer C
Peer D

2025 Adjusted EBITDA Margin(1)(2)



33%
18%
14%
12%
12%
Cactus
Peer B
Peer A
Peer C
Peer D

Strength of margin profile relative to peers maintained through the cycle

1) Peer data represents Adjusted EBITDA where available per company filings and presentations. If not available, Adjusted EBITDA was calculated as operating income excluding specific items plus depreciation and amortization. Peers include: Core Laboratories, National Oilwell Varco, Oil States International and TechnipFMC. Cactus' computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021.

2) EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue

Note: Historical Cactus data prior to February 28, 2023 not inclusive of Spoolable Technologies, given the FlexSteel Merger occurred on Feb 28, 2023

Source: FactSet, Company filings

Cactus | 7

Technologically Advanced Pad Drilling Wellhead Systems

Cactus SafeDrill®



Conventional Wellhead



SafeDrill® Advantages

Safety	Time Savings
✓ Fewer trips into confined space (cellar)	✓ Eliminates time consuming BOP manipulation
✓ No BOP manipulation after intermediate casing has been installed	✓ No waiting on cement after running casing strings
✓ No “hot work” required to cut casing with torch	✓ Mandrel hangers and pack offs run and set through BOPs

Cactus | 8

Technologically Advanced Spoolable Pipe Systems

FlexSteel Spoolable Pipe



Steel Reinforcement
HDPE/PE-RT Shield
HDPE/PE-RT Liner

Conventional Steel Line Pipe



FlexSteel Advantages

Features	Operator Savings
✓ Durable and corrosion-resistant	✓ Lower maintenance cost for operators
✓ Faster installation times	✓ Lower cost to install
✓ Withstands cyclic loading	✓ Reduces operating field failures / reinstallations
✓ Lowest bend radius of any spoolable pipe	✓ Reduces need for special handling or bedding tools
✓ Pre-leak detection	✓ Higher flowrates
✓ Large diameter	✓ Reliable in extreme conditions
✓ High pressure & temperature ratings	✓ Suitable for trenchless pipe installation methods (directional drilling or rehab)

Cactus | 9

Spoolable Pipe Applications Across the Industry Value Chain


Tank Battery
Midstream Sales Meter
Refining / End Use

	Wellhead & Tree	Production Line Pipe	Gathering Line Pipe	Midstream / Takeaway Line Pipe
Customer		E&P	E&P	Midstream
Diameter		Small / Medium	Larger	Largest
Typical Service		Multiphase production	Oil / Gas / Water / CO_2	Oil / Gas / CO_2

Consumable Sale



Spoolable Pipe



Fittings

Associated Service



Installation



Maintenance

Cactus | 10

Cactus International Joint Venture At a Glance

About Cactus International

- Cactus closed on its acquisition of a majority interest in the Surface Pressure Control business of Baker Hughes on January 1, 2026
- Combination of former Vetco Gray onshore and Wood Group Pressure Control businesses
- Provides field service and repair work for large installed base of equipment

$498 million 2024 Revenue(1)	**>$600mm** December 31, 2024 Backlog
$87 million 2024 Adjusted EBITDA(1)(2)	**~85%** Middle East Revenues(1)
17% 2024 Adjusted EBITDA Margin(1)(2)	**>$150mm** 2024 Aftermarket Service Revenue(2)
~1,100 Employees	**3** International Manufacturing Facilities



Conventional Wellhead Systems



Compact Multibowl Wellhead Solutions



Carbon Capture and Injection Wellhead Solutions



Geothermal Wellhead Solutions

Regan	Regan	vetcogray	Wood Group	Baker Hughes
1906	**1986**	**2007**	**2011**	**2017**
Founded	Regan Forge Legacy acquired by Vetco Gray	Acquired by GE Oil & Gas	Acquired by GE Oil & Gas	GE Oil & Gas merged with Baker Hughes

1) Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been prepared and are expected to be filed with the Securities and Exchange Commission (the "SEC") within the prescribed time frame. However, such financial statements do not include all financial information needed to calculate the EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International. Therefore, unless otherwise noted, the financial information in this presentation related to Cactus International has been prepared based on information provided by Baker Hughes Holdings LLC and its affiliates, which has not been confirmed by Cactus and has not been audited. Total Adjusted EBITDA reflects fully consolidated Cactus International, which includes the earnings of a 10% JV partner in Cactus International's business in Saudi Arabia.

2) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP

Cactus | 11

Cactus | 12 1) Reflects 2024 results. International defined as non-U.S. revenue. 2) Represents the sum of Cactus results and Cactus International results (on a 100% basis, though Cactus’ initial ownership in the JV is 65%). Financial information reflects each standalone business before giving effect to the acquisition or transactions in connection with the acquisition and excludes any pro forma adjustments. International defined as non-U.S. revenue. Cactus International Provides Transformative Geographic Exposure Cactus Current(1) Cactus & Cactus International (100%)(2) Pressure Control Revenue Cactus Consolidated Revenue U.S. 56% International 44% U.S. 66% International 34% U.S. 94% International 6% U.S. 95% International 5%

Cactus | 13 Differentiated Offerings Enable Customers to Meet ESG-Related Goals ● Switching from diesel to solar powered generation in certain instances ● Spoolable pipe design allows integrity testing while operating ● Spoolable pipe design characteristics are well suited for CO2 transportation ● Automation of human-performed connections ● Routine tasks can be performed remotely ● Longer spooled length minimizes connections and fabrication required on-site ● Equipment takes less time to install versus legacy offerings ● Enables customers to drill, complete and bring wells online faster ● Fewer people and less equipment on location ● Reduces carbon intensity per well CleanerSaferFaster

Cactus | 14 1) Excludes locations with nominal headcount. Expansive Global Operating Footprint Global Operations(1) Iraq Iran Saudi Arabia U.A.E. Qatar Kuwait Services / Engineering Manufacturing Headquarters Cactus International JV Provides Core Middle East Footprint and Global Reach

A Dynamic Manufacturing Advantage; Responsive, Scalable and Low Cost

Bossier City / Dammam / Abu Dhabi Facilities

- Purpose-built facilities to support local market requirements
- Bossier City facility provides rapid-response manufacturing for short-cycle U.S. market

Suzhou / Vietnam Facilities

- Less time-sensitive, high-volume wellhead equipment
- Suzhou and Vietnam assembly & test facilities are wholly foreign owned enterprises
- Low cost of operation with low sensitivity to utilization

Baytown Facility

- Produces 100% of FlexSteel pipe
- Only manufacturer to hydro-test all pipe before leaving its facility
- Third production line added in 2019
- API and ISO certified







Scalable and Low Fixed Cost Manufacturing Footprint

Cactus | 15

Cactus | 16 Multiple Avenues of Growth for Spoolable Technologies ● Larger diameter capabilities required by relatively untapped customer base ● Customer count has significantly increased since 2020 ● Continued traction in 2025 in developing new midstream customer relationships ● Market transition from traditional stick steel line pipe to spoolable products still in early stages ● Increase customer penetration for larger diameter gathering-focused products ● Expand customer penetration for under pad applications that connect to the wellhead ● Recently qualified and installed several new products, including sour service and additional diameters Expansion in the Midstream Segment Growth in Core Production Products ● International market penetration in relatively early stages; revenue has grown every year since acquisition ● Recently awarded first gas service order from a large Middle Eastern National Oil Company and first sour service order in another Middle Eastern country supporting unconventional development International ● Continued expansion of non-oil and gas projects domestically and internationally (e.g., municipal, hydrogen, mining, etc.) ● Executed on first Carbon Capture & Underground Storage project for large independent operator in 2022 and engaged in multiple CCUS opportunities as market grows Other Opportunities

Cactus | 17 Current Experienced and Well Aligned Management Team with Strong Industry Relationships ● Management is well incentivized as it owns approximately 13% of the business o Performance-based stock compensation tied to Return on Capital Employed (“ROCE”) ● Management team has built the foundation of this company over more than four decades ● Track record of building and successfully monetizing similar businesses ● Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures 19801975 1985 1990 1995 2000 2005 2010 20151959 2020 2025 Scott and Joel Bender appointed President and Vice President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977/1984) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”)  Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”). Steven Bender joins in 2005 as Rental Business Manager Scott and Joel Bender found Cactus LLC with 18 key managers (2011) Cactus, Inc. IPO (2018) ICC sold to Cooper Cameron Corporation (1996) WGPC Sold to GE Oil and Gas (2011) Cactus, Inc. acquires FlexSteel (2023) Cactus, Inc. closes acquisition of controlling interest in Baker Hughes’ Surface Pressure Control Business (2026)

Cactus | 18 FTI DRQ WEIR NCSM SBO OIS HTG FETNOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% ROCE(3) (2017 – 2025) (%) (1) 1) 2023 Cactus ROCE calculation utilizes two months of year-end 2022 capitalization and ten months of year-end 2023 capitalization to reflect the acquisition of FlexSteel on February 28, 2023. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue 2) ROCE reflects average of 2017, 2018, 2019, 2020, 2021, 2022, 2023, 2024, and 2025. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases) Note: Adj. EBITDA Margins based on latest publicly available data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Cactus data based on historical actuals and not pro forma for the FlexSteel Merger. Spoolable Technologies results included after the close of the FlexSteel Merger on February 28, 2023 Source: Company filings and FactSet Returns and Margins Have Outperformed Peers 2025 Adjusted EBITDA Margin (%)

Cactus | 19 Note: Data based on share price performance from 2/7/2018 to 3/12/2026. Cactus 2/7/2018 price set as IPO price of $19 per share Source: FactSet Execution Has Driven Equity Outperformance 142% (37%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Share Price Outperformed the OSX in 5 of 8 years since IPO

Cactus | 20 $0 $10 $20 $30 $40 $50 2018 2019 2020 2021 2022 2023 2024 2025 (1) Increased quarterly dividend 8% in July 2025 Modest share repurchase in 2024 led to flat 2025 despite dividend increase 1) Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy, as well as any repurchases by the Company of its shares, are within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions and other factors Cactus' board of directors may deem relevant Source: Company filings and annual reports Steadily Increasing Return of Capital Profile Cactus’ Dividends, Associated Distributions, and Repurchases Since 2018 Cactus Has Increased Shareholder Returns Since Going Public and Announced its Inaugural Share Repurchase Program in June 2023 ($ in millions)

Strong Balance Sheet & Low Capital Intensity

Balance Sheet and Capital Summary

- Q4 2025 cash of approximately $495 million, including $371 million of restricted cash
- Approximately $223 million availability on revolving credit facility and $100 million undrawn term loan as of December 31, 2025
- Full year 2026 net capital expenditure guidance of $40 to $50 million
- 2026 capital expenditure guidance driven by:
  - Spending to increase efficiency and throughput at Baytown facility and enhance service capabilities for FlexSteel
  - Routine U.S. branch facility upgrades
  - Saudi Arabia wellhead facility investments

Adjusted EBITDA – Net Capital Expenditures[(1)(2)]

($ in millions)



$103
$109
$202
$359
$357
$314
2020
2021
2022
2023
2024
2025

Net Capital Expenditures[(2)]

($ in millions)



$18
$12
$26
$39
$35
$39
2020
2021
2022
2023
2024
2025

Proven track record of cash flow generation

1) Historical data prior to 2023 not pro forma for the FlexSteel Merger. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.
2) Historical data prior to 2023 not pro forma for the FlexSteel Merger. Net Capital Expenditures equals net cash flows from investing activities excluding the cash outflow for the FlexSteel Merger

Source: Company filings

Cactus | 21

Cactus | 22 First Quarter Outlook ● Updating prior Spoolable Technologies guide provided on the February 26th conference call with this release ● Now expect Pressure Control results to be biased towards low end of prior guide due to Middle East developments o Impacts to Q1 outlook remain highly uncertain given ongoing events in the Middle East and further risk remains ● Pressure Control Q1 2026 (inclusive of Cactus International) o Revenue expected to be between $295 and $305 million o Expected Adjusted EBITDA margin of 23% – 25% ● Spoolable Technologies Q1 2026 o Revenue expected to be flat versus Q4 2025 o Expected Adjusted EBITDA margin of 34 – 36% ● Expected Corporate and Other Adjusted EBITDA loss of approximately $5 million Outlook

Cactus | 23 ● Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders ● Bylaws permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances ● In May 2024, proposals approved to declassify the Board and remove the supermajority voting requirements ● Cactus, Inc. is dedicated to improving lives of our employees and the communities where they live. We have policies in place to protect human rights and to require ethical behavior by our employees and suppliers. We seek to make the world a better place by providing products that minimize environmental impact and by requiring fairness, equal opportunity and human dignity ● Cactus, Inc. is committed to reducing its and its industry’s impact on the environment. We will continue to strive to improve our products over time and to initiate more projects and activities designed to further reduce our and our industry’s impact on the environment 3 4 5 6 7 At IPO Current Independent Directors Base Salary 14% STI Target 14% LTI 72% 86% at risk 2024 CEO Target Pay Mix Source: Company filings Cactus Is Committed to ESG ● All manufacturing facilities API and ISO certified to ensure the highest level of quality and safety ● Products & equipment reduce the need for personnel and equipment at the well site and our industry’s impact on the environment Environmental Social Governance Released Inaugural Sustainability Report in 2025

Cactus | 24 Appendix

Non-GAAP Reconciliation (Cactus)

Important Disclosure Regarding Non-GAAP Measures

EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement liability, (gain) loss on debt extinguishment, stock-based compensation, remeasurement loss on earn-out liability, inventory step-up expense, and transaction (acquisition or equity offering) related expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA, Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business.

($ in thousands)						Year Ended December 31,					
	2025	**2024**	**2023**	**2022**	**2021**	**2020**	**2019**	**2018**	**2017**	**2016**	**2015**
Net income (loss)	$201,642	$232,758	$214,840	$145,122	$67,470	$59,215	$156,303	$150,281	$66,547	($8,176)	$21,224
Interest expense (income), net	(10,962)	(6,459)	6,480	(3,714)	774	(701)	(879)	3,595	20,767	20,233	21,837
Income tax expense	59,027	66,518	47,536	31,430	7,675	10,970	32,020	19,520	1,549	809	784
EBIT	249,707	292,817	268,856	172,838	75,919	69,484	187,444	173,396	88,863	12,866	43,845
Depreciation and amortization	63,914	60,438	65,045	34,124	36,308	40,520	38,854	30,153	23,271	21,241	20,580
EBITDA	**$313,621**	**$353,255**	**$333,901**	**$206,962**	**$112,227**	**$110,004**	**$226,298**	**$203,549**	**$112,134**	**$34,107**	**$64,425**
Severance expenses	588	-	-	-	-	1,864	-	-	-	-	-
Revaluation of tax receivable agreement liability and other	794	(3,204)	(4,490)	1,910	(898)	555	(5,336)	-	-	-	-
Transaction related expenses	13,458	2,793	12,183	8,422	406	-	1,042	-	-	-	-
(Gain) loss on debt extinguishment	-	-	-	-	-	-	-	4,305	-	(2,251)	(1,640)
Remeasurement loss on earn-out liability	-	16,318	14,850	-	-	-	-	-	-	-	-
Inventory step-up expense	-	-	23,516	-	-	-	-	-	-	-	-
Stock-based compensation	24,493	22,888	18,105	10,631	8,620	8,599	6,995	4,704	-	361	359
Adjusted EBITDA	**$352,954**	**$392,050**	**$398,065**	**$227,925**	**$120,355**	**$121,022**	**$228,999**	**$212,558**	**$112,134**	**$32,217**	**$63,144**
Pressure Control Revenue	$717,191	$724,038	$756,727								
Spoolable Technologies Revenue	368,245	407,038	340,233								
Corporate and Other Eliminations	(6,385)	(1,262)	-								
Total Revenue	**$1,079,051**	**$1,129,814**	**$1,096,960**	**$688,369**	**$438,589**	**$348,566**	**$628,414**	**$544,135**	**$341,191**	**$155,048**	**$221,395**
Net income (loss) margin	*18.7%*	*20.6%*	*19.6%*	*21.1%*	*15.4%*	*17.0%*	*24.9%*	*27.6%*	*19.5%*	*(5.3%)*	*9.6%*
Adjusted EBITDA margin	*32.7%*	*34.7%*	*36.3%*	*33.1%*	*27.4%*	*34.7%*	*36.4%*	*39.1%*	*32.9%*	*20.8%*	*28.5%*

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%

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Cactus & Cactus International Financial Profile

2024 Financial Information (Excluding Synergies)

	Cactus Consolidated	Cactus International (100%)[1]	Cactus & Cactus International[2]
Revenue	$1,130 million	$498 million	$1,628 million
Adj. EBITDA[3]	$392 million	$87 million	$479 million
Adj. EBITDA Margin[3]	35%	17%	29%
Net Capital Expenditures[4]	$35 million	$10 million	$46 million
Adj. EBITDA – Net Capex	$357 million	$76 million	$433 million

1) Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been prepared and are expected to be filed with the Securities and Exchange Commission (the "SEC") within the prescribed time frame. However, such financial statements do not include all financial information needed to calculate the EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International. Therefore, unless otherwise noted, the financial information in this presentation related to Cactus International has been prepared based on information provided by Baker Hughes Holdings LLC and its affiliates, which has not been confirmed by Cactus and has not been audited. Total Adjusted EBITDA reflects fully consolidated Cactus International, which includes the earnings of a 10% JV partner in Cactus International's business in Saudi Arabia.

2) Represents the sum of Cactus Consolidated and "Cactus International (100%)" (though Cactus' initial ownership in the JV is 65%). Financial information reflects each standalone business before giving effect to the acquisition or transactions in connection with the acquisition and excludes any pro forma adjustments

3) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP

4) Net Capital Expenditures (or "Net Capex") for Cactus represents cash flows from investing activities

Note: Figures may not sum due to rounding

Cactus | 26

Non-GAAP Reconciliation (Cactus International 100%)

Important Disclosure Regarding Non-GAAP Measures

EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by Cactus International management. We define Cactus International's EBITDA as net income excluding net interest, income tax, other income, and depreciation and amortization. We define Cactus International's Adjusted EBITDA and Transaction Adjusted EBITDA as EBITDA excluding the items indicated on this slide. We define Cactus International's Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

We believe EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are useful because they allow management to more effectively evaluate Cactus International's operating performance and compare the results of Cactus International's operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of Cactus International's EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present Cactus International's EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting Cactus International's business.

Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of and for the year ended December 31, 2024 have been prepared and are expected to be filed with the Securities and Exchange Commission within the prescribed time frame. However, such financial statements do not include all financial information needed to calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA margin of Cactus International. Therefore, the following financial information has been derived from information provided by Baker Hughes Holdings LLC and its affiliates, has not been confirmed by Cactus, and has not been audited.

($ in thousands)	Year Ended December 31,	
	2024	**2023**
Net income	$51,304	$23,278
Interest expense, net	49,148	6,575
Other income	(21,067)	(2,133)
Income tax expense	3,154	6,423
EBIT	82,539	34,143
Depreciation and amortization	4,709	5,716
EBITDA	**$87,248**	**$39,859**
Business restructuring[(1)]	3,207	-
Saudi Arabia JV commission expense[(2)]	(5,421)	(4,359)
Other adjustments[(3)]	1,827	13,240
Adjusted EBITDA[(4)]	**$86,861**	**$48,740**
Saudi Arabia JV non-controlling interest[(5)]	(7,284)	(5,330)
Transaction Adjusted EBITDA	**$79,577**	**$43,410**
Revenue	**$498,194**	**$461,231**
Net income margin	*10.3%*	*5.0%*
Adjusted EBITDA margin	*17.4%*	*10.6%*

1) Reflects non-recurring expenses associated with the shutdown of a manufacturing facility in Mexico
2) Reflects a selling commission due to a 10% non-controlling interest partner in Saudi Arabia excluded from operating income
3) Other adjustments include out-of-period adjustments, non-recurring contract results, normalization of incentive compensation and other non-operational or timing adjustments
4) Adjusted EBITDA reflects fully consolidated Cactus International, which includes the earnings of a 10% JV partner in Cactus International's business in Saudi Arabia
5) Reflects a 10% JV partner in Saudi Arabia's share of earnings on an EBITDA basis, which is not included in the transaction

Cactus | 27

Company Organizational Structure

Company Profile

Ticker	WHD (NYSE)
Class A Shares Outstanding[1]	~69mm
Class B Shares Outstanding[1]	~11mm
Total Shares Outstanding[1]	~80mm
Market Capitalization[2]	~$4.1bn
Net Cash[3]	~$477mm
Quarterly Dividend Per Share[2]	$0.14
Annual Dividend Yield[2]	1.1%

Ownership Profile[4]



Management, Board & Select Employees 13%
Public 87%

Organizational Structure[1]



CC Unit Holders
Public Investors
Class B Common Stock (13.5% voting power)
Class A Common Stock (86.5% voting power)
Cactus, Inc.(5) (NYSE: WHD)
10.8mm CC Units (13.5% economic rights)
69.1mm CC Units (86.5% economic rights)
Cactus Companies, LLC
100%
Operating Subsidiaries

Class A & Class B Shareholders Have Equal Voting Rights

1) As of March 9, 2026. Excludes effect of dilutive securities
2) As of March 9, 2026. Market capitalization utilizes total shares outstanding. Our future dividend policy is within the discretion of our board of directors and will depend upon then-existing conditions
3) As of December 31, 2025. Net cash amount includes capital leases and restricted cash
4) As of March 9, 2026
5) Cactus Inc.'s ownership of Cactus Companies, LLC is inclusive of its 100% ownership in Cactus Acquisitions LLC.

Source: Company filings

Cactus | 28

Cactus | 29 Investor Relations Contact Treasurer, Director of Corporate Development & Investor Relations 713-904-4669 IR@CactusWHD.com Alan Boyd